SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 22, 2006



                             NORTHTECH CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                     333-128822          20-2842514
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)

                         Suite 421 - 1917 West 4th Avenue
                         Vancouver BC, Canada, V6J 1M7
               ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   604-689-4088
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

                                   (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS















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ITEM  4.01.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 22, 2006, our Board of Directors approved the retention of James Stafford Chartered Accountants, Suite 350 - 1111 Melville Street, Vancouver BC, Canada V6E 3V6 (the "Firm") as our principal independent accounting firm and dismissed DeJoya Griffith & Company of Henderson, Nevada (the "Former Firm"), who was acting as our principal independent accountants. The Firm will audit our financial statements for the fiscal year ended December 31, 2005.

The reason for the change in auditors is to provide local access to the auditors to all original paperwork and files of NorthTech Corp., rather than sending all documents via overnight, international mail, causing delays in the preparation of our financial reports. The Former Firm's reports on our consolidated financial statements for the interim periods ended July and October 31, 2005, included in our initial Form SB-2 registration statement, and amendments thereto, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

We requested that the Former Firm furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The letter from the Former Firm, filed as Exhibit
16.1 is attached to this Form 8-K.

From the date of engagement through the date of dismissal, there were no disagreements with the Former Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused the Former Firm to make reference to the subject matter in connection with its reports and/or reviews of our consolidated financial statements during the periods reported on by the Former Firm, none of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B occurred.

ITEM  9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

Exhibit No.    Description
----------     -----------
  16.1	       Letter of former accounting firm

                          Signatures
                          ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NORTHTECH CORPORATION, Registrant
Date:  March 23, 2006           /s/ Cecelia Pineda
                                  -------------------------------------
                                  By: Cecelia Pineda, President, CEO,
                                  Secretary, Treasurer, CFO, Principal
                                  Accounting Officer and sole Director

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